UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 19, 2021
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Recommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ22	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2021, the Board of Directors (the “Board”) of Johnson & Johnson (the “Company”) decided:

•Alex Gorsky, currently Chairman and Chief Executive Officer (“CEO”) of the Company, will relinquish the CEO position, effective January 3, 2022, and will continue his service on the Board as Executive Chairman.
•Joaquin Duato will become CEO of the Company, effective January 3, 2022;
•Mr. Duato will be appointed a Director of the Board, effective January 3, 2022; and

A copy of the Company's press release, dated August 19, 2021, to announce these decisions is contained in Exhibit 99 to this Report.

Mr. Duato, age 59, is currently Vice Chairman of the Company's Executive Committee and provides strategic direction for the Pharmaceutical and Consumer Health sectors and oversees the Global Supply Chain, Technology and Health & Wellness teams. Mr. Duato originally joined the Company in 1989. In 2005, he was named President of Ortho Biotech, LP, a subsidiary of the Company. In 2007, he was appointed Company Group Chairman for the Company's Ortho Clinical Diagnostics business. Mr. Duato was appointed Company Group Chairman for the Company's pharmaceuticals business in 2009. In 2011, Mr. Duato was appointed Worldwide Chair of the Company’s pharmaceuticals business. Mr. Duato became a Member of the Executive Committee in 2016 and was appointed as Vice Chairman of the Executive Committee in July 2018.

Mr. Duato a dual citizen of Spain and the United States, holds a Master of Business Administration from ESADE in Barcelona, Spain, and a Master of International Management from Thunderbird School of Global Management at Arizona State University in Phoenix, Arizona.

Employment arrangements in connection with the announced transitions are still to be finalized.

Item 9.01            Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 19, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	August 20, 2021	By:	/s/ Matthew Orlando
Matthew Orlando Corporate Secretary